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                                                                   EXHIBIT 24(e)

                           METATEC INTERNATIONAL, INC.

                                POWER OF ATTORNEY
                         FOR ANNUAL REPORTS ON FORM 10-K




         The undersigned, a director of Metatec International, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints Jeffrey M. Wilkins and Julia A. Pollner, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act without the other, with full power of substitution and resubstitution, for me and in my name, place, and stead, in my capacity as directory of the Company, to execute the Company's Form 10-K Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the Company's fiscal year ended December 31, 2000, and for each fiscal year thereafter, and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.



Dated:   August 15, 2000                        /s/ Daniel D. Viren
      -----------------------                   --------------------------------
                                                Signature

                                                Daniel D. Viren
                                                --------------------------------
                                                Print Name


Dated:    February 26, 2001                     /s/ David P. Lauer
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                                                Signature

                                                David P. Lauer
                                                --------------------------------
                                                Print Name